Franchise Arrangements	12 Months Ended
Dec. 31, 2016
Franchise Arrangements [Abstract]
Franchise Arrangements
Franchise arrangements

Individual franchise arrangements generally include a lease and a license and provide for payment of initial fees as well as continuing rent and service fees (royalties) to the Company based upon a percentage of sales with minimum rent payments. The Company’s franchisees are granted the right to operate a restaurant using the McDonald’s system and, in most cases, the use of a restaurant facility, generally for a period of 20 years. Franchisees pay related occupancy costs including property taxes, insurance and maintenance.  Pursuant to the MFAs, the Company pays initial fees and continuing service fees for franchised restaurants to McDonald’s Corporation. Therefore, the margin for franchised restaurants is primarily comprised of rental income net of occupancy expenses (depreciation for owned property and equipment and/or rental expense for leased properties).

At December 31, 2016 and 2015, net property and equipment under franchise arrangements totaled $140,000 and $131,587, respectively (including land for $39,273 and $39,452, respectively).

Revenues from franchised restaurants for fiscal years 2016, 2015 and 2014 consisted of:

	2016	2015	2014
Rent	$123,311	$121,122	$145,540
Initial fees (i)	1,386	611	564
Royalty fees (ii)	599	628	659
Total	$125,296	$122,361	$146,763

(i)	Presented net of initial fees paid to McDonald’s Corporation for $1,588, $747 and $885 in 2016, 2015 and 2014, respectively.

(ii)	Presented net of royalties fees paid to McDonald’s Corporation for $50,839, $49,742 and $63,680 in 2016, 2015 and 2014, respectively.

At December 31, 2016, future minimum rent payments due to the Company under existing franchised agreements are:

	Owned sites	Leased sites	Total
2017	$5,318	$20,365	$25,683
2018	4,824	19,372	24,196
2019	4,358	18,693	23,051
2020	3,954	17,236	21,190
2021	3,646	15,658	19,304
Thereafter	16,009	71,278	87,287
Total	$38,109	$162,602	$200,711